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                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: January 15, 1997



                                   AT&T CORP.


A New York              Commission File      I.R.S. Employer
Corporation               No. 1-1105          No. 13-4924710




          32 Avenue of the Americas, New York, New York 10013-2412


                      Telephone Number (212) 387-5400


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Form 8-K                                          AT&T Corp.
January 15, 1997


Item 5.  Other Events.

On January 15, 1997, AT&T Corp. amended its bylaws to provide that no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that the Company is required to set forth in its proxy statement under Rule 14a-8 of the Securities Exchange Act of 1934) or as otherwise brought before the meeting by or at the direction of the board of directors or by a shareholder entitled to vote who has delivered notice to AT&T (containing certain information specified in the bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate and apart from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement under Rule 14a-8.

Item 7.  Financial Statements and Exhibits.

     (C) Exhibits.

     Exhibit 3(ii) AT&T Corp. Bylaws, as amended January 15, 1997.


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Form 8-K                                              AT&T Corp.
January 15, 1997



                               SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               AT&T CORP.



                /s/  Marilyn J. Wasser
                By:  Marilyn J. Wasser
                          Vice President and Secretary





      February 11, 1997


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                             EXHIBIT INDEX




Exhibit
Number
-------

3(ii)        AT&T Corp. Bylaws, as amended January 15, 1997.